UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 April 23, 2010

                                    814-00201
                            (Commission File Number)

                                MVC CAPITAL, INC.
                                  (THE "FUND")
             (Exact name of registrant as specified in its charter)

                               DELAWARE, 943346760
      (Jurisdiction of Incorporation) (IRS Employer Identification Number)

                                287 BOWMAN AVENUE
                                    2ND FLOOR
                               PURCHASE, NY 10577
              (Address of registrant's principal executive office)

                                  914-701-0310
                         (Registrant's telephone number)
                     ---------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         On April 27, 2010, MVC Capital, Inc. (the "Fund") held its Annual Meeting of Stockholders. During this meeting, our stockholders were asked to consider and vote upon two proposals: (1) to elect six nominees to serve as members of the Board of Directors of the Fund to serve for a term of one year until the next annual meeting of stockholders, and (2) to ratify the selection of Ernst & Young LLP as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2010.

          For each proposal, the final shareholder voting results were as follows:

Proposal 1: Election of six directors.

NAME                  VOTES FOR       VOTES WITHHELD    BROKER NON-VOTES
----                  ------------    --------------    ----------------
Emilio Dominianni    19,053,384.39    1,177,572.04             1
Gerald Hellerman     18,967,528.39    1,263,428.04             1
Warren Holtsberg     19,034,153.74    1,196,802.69             1
Robert Knapp         19,063,192.74    1,167,763.69             1
William Taylor       19,069,696.39    1,161,260.04             1
Michael Tokarz       18,680,567.12    1,550,389.31             1

Proposal 2: Ratification of the selection of Ernst & Young LLP as the Fund's independent registered public accounting firm.

  VOTES FOR        VOTES AGAINST   ABSTENTIONS   BROKER NON-VOTES
  -------------    -------------   -----------   ----------------
  19,997,997.67    217,294.53      15,665.23            0


ITEM 8.01.  OTHER EVENTS.

On April 27, 2010, the Fund issued a press release announcing that the Board of Directors of the Fund approved a share repurchase program authorizing up to $5 million in share repurchases. A copy of that press release is included as
Exhibit 99.1 of this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1.       Press release of MVC Capital, Inc. dated April 27, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MVC CAPITAL, INC.


By:  /s/  Michael Tokarz
     --------------------
     Michael Tokarz
     Chairman



Dated:  April 29, 2010